UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 20, 2014

DEVRY EDUCATION GROUP INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2014, the Board of Directors (the “Board”) of DeVry Education Group Inc. (“DeVry Group”) approved amendments to DeVry Group’s Amended and Restated By-laws, as amended (the “By-laws”), which amendments took effect upon adoption by the Board of Directors.  A copy of the By-laws marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1.  A complete copy of the By-laws, as amended, is attached hereto as Exhibit 3.2.

These amendments to the By-laws include the following: (1) Article II, Sections 1, 2, 3, 4 and 10 were amended to permit annual and special meetings to take place by means of remote communication; (2) Article II, Section 1 was further amended to permit the Board to choose the date, time and place of the annual meeting of stockholders and to reflect the current address of DeVry Group’s principal office; (3) Article II, Section 2 was further amended to permit the Board to choose the date, time and place of a special meeting of stockholders; (4) a new Article II, Section 13 was added to permit stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present and permitted to vote at the meeting, subject to certain qualifications; and (5) the title of Article III, Section 12 was amended to read in its entirety “Attendance by Telephone or Similar Communications Equipment.”

Item 8.01	Other Events.

Also on August 20, 2014, the Board determined that the 2014 Annual Meeting of Shareholders of DeVry Group (the “Annual Meeting”) will be held at 9:00 a.m., Central Standard Time, Thursday, November 6, 2014, at the Renaissance Chicago North Shore Hotel, 933 Skokie Boulevard, Northbrook, Illinois 60062.  DeVry Group will distribute its notice of annual meeting and the annual proxy statement and annual report to shareholders related to the meeting in early October 2014.  Shareholders who vote by proxy, by phone or over the internet prior to the Annual Meeting may also attend DeVry Group’s Annual Meeting and vote in person.  Shareholders are encouraged to review DeVry Group’s annual proxy statement when available for additional information about the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated By-laws of DeVry Education Group Inc., as amended as of August 20, 2014, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K

3.2	Amended and Restated By-laws of DeVry Education Group Inc., as amended as of August 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY EDUCATION GROUP INC.
(Registrant)

Date: August 26, 2014	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws of DeVry Education Group Inc., as amended as of August 20, 2014, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K

3.2	Amended and Restated By-laws of DeVry Education Group Inc., as amended as of August 20, 2014